UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3721

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	5/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus

Intermediate Municipal

Bond Fund, Inc.

ANNUAL REPORT May 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
39	Report of Independent Registered
Public Accounting Firm
40	Important Tax Information
41	Board Members Information
44	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Intermediate Municipal
Bond Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Municipal Bond Fund, Inc., covering the 12-month period from June 1, 2013, through May 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In the wake of heightened market volatility over much of 2013, municipal bonds generally stabilized over the first five months of 2014, enabling them to post positive total returns, on average, for the reporting period overall.Although concerns regarding a shift to a more moderately accommodative monetary policy initially roiled fixed income markets, investors later took the Federal Reserve Board’s actions in stride. Moreover, investor demand rebounded while the supply of newly issued securities ebbed, and most states and municipalities saw improved credit conditions in the recovering U.S. economy.

We remain cautiously optimistic regarding the municipal bond market’s prospects over the months ahead.We expect the domestic economy to continue to strengthen, which could support higher tax revenues for most states and municipalities.We also anticipate rising demand for a limited supply of securities as more income-oriented investors seek the tax advantages of municipal bonds. As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
June 16, 2014

DISCUSSION OF FUND PERFORMANCE

For the period from June 1, 2013, through May 31, 2014, as provided by Steven Harvey, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2014, Dreyfus Intermediate Municipal Bond Fund, Inc. achieved a total return of 2.99%.1 The Barclays 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 3.13% for the same period.2

Heightened market volatility over the reporting period’s first half was followed by rallies as long-term interest rates moderated, investor demand rebounded, the supply of newly issued securities declined, and credit conditions improved.The fund lagged its benchmark, mainly due to weakness among Puerto Rico bonds owned by the fund.

The Fund’s Investment Approach

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests at least 80% of its assets in municipal bonds rated A or higher, or the unrated equivalent as determined by The Dreyfus Corporation (“Dreyfus”).The fund may invest up to 20% of its assets in municipal bonds rated below A, including bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years.

We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Most Municipal Bonds Rebounded from Earlier Weakness

Like many other financial assets, municipal bonds generally lost value at the start of the reporting period in the wake of news that the Federal Reserve Board (the “Fed”) would soon back away from its quantitative easing program. The resulting market turbulence sparked a flight of capital from the municipal bond market, sending long-term bond prices lower and yields higher. Selling pressure was particularly severe among lower rated and longer term securities.

Municipal bonds generally stabilized in the fall, and the first five months of 2014 witnessed a market recovery amid weaker-than-expected economic data stemming from unusually harsh winter weather. Municipal bond prices also were supported by favorable supply-and-demand dynamics when investor demand recovered and less refinancing activity produced a reduced supply of newly issued securities.

The economic rebound resulted in better underlying credit conditions for most issuers as tax revenues increased, enabling many states to achieve budget surpluses and replenish reserves. However, credit concerns lingered with regard to two issuers: The City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s fiscal challenges.

Puerto Rico Bonds Undermined Relative Performance

During the summer of 2013, we responded to pronounced market weakness by taking advantage of newly attractive valuations among lower rated and longer dated municipal bonds. As part of this repositioning, we reduced the fund’s holdings of AAA-rated securities and added to credits that, in our judgment, were punished more severely than warranted by their underlying fundamentals. New positions included Illinois general obligation bonds and revenue bonds backed by A-rated hospitals, airports, and the states’ settlement of litigation with U.S. tobacco companies. We also reduced the fund’s holdings of bonds with maturities of three years and less in favor of bonds with 10- to 15-year maturities.These strategies supported the fund’s relative performance when the municipal bond market rallied over the reporting period’s second half.

However, the benefits of a more constructive investment posture were more than offset by weakness among the fund’s holdings of Puerto Rico securities, which were hurt by publicity surrounding the U.S. territory’s economic challenges and unsustainable pension liabilities.We took advantage of periodic rebounds during 2014 to reduce the fund’s exposure to Puerto Rico bonds at relatively attractive prices.

Adapting to a Changing Market Environment

We already have seen evidence of a stronger U.S. recovery in warmer spring weather, including a strengthening labor market and improved investor confidence. In addition, we believe that recently positive market trends have been driven, in part, by investors returning their focus to market and issuer fundamentals now that the Fed is tapering its quantitative easing program, which we expect to continue.

We have redeployed proceeds from recent sales of Puerto Rico bonds to longer term securities with strong income characteristics. We also have maintained a relatively long average duration in order to capture higher levels of current income and in anticipation of narrower yield differences along the market’s maturity spectrum.

June 16, 2014

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

High yield bonds involve increased credit and liquidity risks compared with investment grade bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other instruments.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Municipal Bond
Fund, Inc. and the Barclays 7-Year Municipal Bond Index

Average Annual Total Returns as of 5/31/14
	1	Year	5 Years	10 Years
Fund	2.99%		4.94%	4.21%
Barclays 7-Year Municipal Bond Index	3.13%		5.11%	4.95%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Intermediate Municipal Bond Fund, Inc. on
5/31/04 to a $10,000 investment made in the Barclays 7-Year Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in municipal securities and maintains a portfolio with a weighted average maturity ranging between 3 and 10 years.The fund’s performance shown in the line graph above takes into account fees and expenses.The
Index, unlike the fund, is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Municipal Bond Fund, Inc. from December 1, 2013 to May 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2014

Expenses paid per $1,000†	$3.78
Ending value (after expenses)	$1,048.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2014

Expenses paid per $1,000†	$3.73
Ending value (after expenses)	$1,021.24

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
May 31, 2014

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.7%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—3.3%
Alabama Port Authority,
Docks Facilities Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	10/1/22	5,000,000		5,433,850
Birmingham Water Works Board,
Water Revenue (Insured;
Assured Guaranty Corp.)	5.00	1/1/17	6,310,000		6,998,105
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/17	5,050,000		5,075,200
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/19	2,150,000		2,160,578
University of Alabama Board of
Trustees, General Revenue (The
University of Alabama)	5.00	7/1/24	6,025,000		7,187,162
Alaska—.5%
Alaska Industrial Development and
Export Authority, Revolving
Fund Revenue	5.25	4/1/24	3,780,000		4,315,210
Arizona—2.1%
Phoenix Civic Improvement
Corporation, Junior Lien
Wastewater System Revenue	5.00	7/1/28	5,000,000		5,960,650
Pima County,
Sewer System Revenue
Obligations (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/23	3,250,000		3,762,720
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.13	7/1/15	1,400,000		1,406,902
Salt River Project Agricultural
Improvement and Power
District, Salt River Project
Electric System Revenue	5.00	12/1/27	4,500,000		5,345,910
California—15.5%
Arcadia Unified School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/20	1,635,000	[a]	1,303,487

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Lien Toll
Bridge Revenue	5.00	4/1/27	1,750,000		2,046,502
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.00	4/1/22	3,500,000		4,271,575
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue	5.25	4/1/24	6,000,000		7,129,560
California,
GO (Various Purpose)	5.25	10/1/20	18,060,000		21,372,385
California,
GO (Various Purpose)	5.25	3/1/22	1,250,000		1,512,687
California,
GO (Various Purpose)	5.00	9/1/23	2,500,000		3,003,600
California,
GO (Various Purpose)	5.63	4/1/25	3,500,000		4,173,680
California Health Facilities
Financing Authority,
Revenue (Providence
Health and Services)	6.25	10/1/24	3,500,000		4,180,785
California Health Facilities
Financing Authority, Revenue
(Sutter Health)	5.25	8/15/22	3,000,000		3,501,180
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FGIC)	4.40	2/1/18	3,300,000		3,398,835
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; FGIC)	4.40	8/1/18	3,310,000		3,399,767
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	3/1/26	1,500,000		1,748,865
California State University
Trustees, Systemwide Revenue	5.00	11/1/22	5,000,000		6,022,300
Clovis Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/22	10,415,000	[a]	8,155,674

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
Coast Community College District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/20	1,855,000	[a]	1,615,501
Los Angeles Department of
Airports, Subordinate Revenue
(Los Angeles International Airport)	5.25	5/15/25	1,845,000		2,125,182
Los Angeles Harbor Department,
Revenue	5.00	8/1/19	1,425,000		1,666,067
Orange County Transportation
Authority, Senior Lien Toll
Road Revenue (91 Express Lanes)	5.00	8/15/28	2,500,000		2,870,300
Sacramento City Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	7/1/23	5,065,000	[a]	3,664,325
San Diego County Water Authority,
Water Revenue	5.00	5/1/28	5,000,000		5,769,600
San Diego Public Facilities
Financing Authority,
Subordinated Water Revenue
(Payable Solely from Subordinated
Installment Payments Secured by
Net System Revenues of the
Water Utility Fund)	5.00	8/1/28	2,000,000		2,335,940
San Diego Public Facilities
Financing Authority,
Water Revenue	5.00	8/1/24	7,560,000		8,902,429
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/23	5,000,000		5,848,050
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,850,000		2,208,641
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds (San Diego
County Tobacco Asset
Securitization Corporation)	4.75	6/1/25	1,350,000		1,331,235
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/22	2,000,000		2,270,560

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
University of California Regents,
General Revenue	5.25	5/15/23	2,500,000		2,849,075
University of California Regents,
General Revenue	5.00	5/15/24	5,000,000		6,118,050
Colorado—4.1%
City and County of Denver,
Airport System
Subordinate Revenue	5.50	11/15/26	15,640,000		18,412,503
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.00	10/1/23	5,355,000		6,296,463
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	0.00	9/1/18	3,000,000	[a]	2,703,270
Regional Transportation District
of Colorado, COP (Lease
Purchase Agreement)	5.00	6/1/25	5,000,000		5,748,800
Connecticut—1.3%
Connecticut,
Special Tax Obligation
Revenue (Transportation
Infrastructure Purposes)	5.00	1/1/30	7,130,000		8,210,908
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)	5.00	7/1/26	1,000,000		1,173,280
Connecticut Health and Educational
Facilities Authority, Revenue
(Wesleyan University Issue)	5.00	7/1/27	1,000,000		1,170,150
District of Columbia—2.5%
District of Columbia,
HR (Children’s Hospital
Obligated Group Issue)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	7/15/18	2,000,000		2,194,320
District of Columbia,
Income Tax Secured Revenue	5.00	12/1/25	2,500,000		2,910,925
District of Columbia Water and
Sewer Authority, Public
Utility Subordinate Lien Revenue	5.00	10/1/27	5,980,000		7,023,510

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
District of Columbia (continued)
Metropolitan Washington Airports
Authority, Airport System Revenue	5.00	10/1/25	3,000,000	3,492,600
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Bonds	5.25	7/1/23	3,725,000	4,338,657
Florida—9.2%
Bay County,
Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	2,375,000	2,589,724
Brevard County,
Local Option Fuel Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/1/23	1,260,000	1,317,519
Broward County,
Airport System Revenue	5.00	10/1/22	3,605,000	4,205,449
Broward County,
Port Facilities Revenue	5.00	9/1/21	4,340,000	5,026,848
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/19	3,000,000	3,497,130
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.25	6/1/17	7,500,000	8,493,075
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/21	5,000,000	5,883,700
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.25	2/15/20	3,500,000	4,126,745
Collier County School Board,
COP (Master Lease Program
Agreement) (Insured; Assured
Guaranty Municipal Corp.)	5.25	2/15/22	2,000,000	2,393,860
Hillsborough County,
GO (Unincorporated Area Parks
and Recreation Program)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/22	1,155,000	1,396,233

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Jacksonville Aviation Authority,
Revenue (Insured; AMBAC)	5.00	10/1/19	3,220,000		3,525,449
Jacksonville Economic Development
Commission, Health Care Facilities
Revenue (Florida Proton
Therapy Institute Project)	6.00	9/1/17	1,825,000	[b]	2,063,272
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/18	6,250,000		7,251,813
Miami-Dade County,
Seaport Revenue	5.75	10/1/28	1,500,000		1,763,475
Miami-Dade County,
Subordinate Special
Obligation Revenue	5.00	10/1/26	1,000,000		1,132,700
Miami-Dade County,
Transit System Sales Surtax
Revenue (Insured; XLCA)	5.00	7/1/24	2,330,000		2,535,762
Miami-Dade County,
Water and Sewer System Revenue	5.38	10/1/24	5,000,000		5,776,300
Miami-Dade County School Board,
COP (Master Lease Purchase
Agreement) (Insured; FGIC)	5.25	10/1/17	5,000,000		5,076,250
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/23	2,500,000		2,880,400
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/17	2,105,000		2,381,892
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	6.75	7/1/22	3,000,000	[c]	900,180
Georgia—1.5%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	3,000,000		3,728,280
DeKalb County,
Water and Sewerage Revenue	5.25	10/1/25	4,000,000		4,984,680
Municipal Electric Authority of
Georgia, Revenue (Project One
Subordinated Bonds)	5.75	1/1/19	2,660,000		3,156,276

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Hawaii—.9%
Hawaii,
Airports System Revenue	5.00	7/1/18	6,000,000	6,863,820
Idaho—.2%
Idaho Health Facilities Authority,
Revenue (Trinity Health
Credit Group)	6.13	12/1/28	1,450,000	1,699,270
Illinois—10.4%
Chicago,
Customer Facility Charge
Senior Lien Revenue (Chicago
O’Hare International Airport)	5.50	1/1/26	3,300,000	3,800,247
Chicago,
General Airport Senior Lien
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/18	4,250,000	4,811,170
Chicago,
General Airport Senior Lien
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/23	3,530,000	4,082,516
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/17	2,500,000	2,563,575
Chicago,
GO (Insured; National Public
Finance Guarantee Corp.)	5.00	1/1/20	1,450,000	1,604,294
Chicago,
GO (Project and Refunding Series)	5.00	1/1/27	3,500,000	3,763,305
Chicago,
GO (Project and Refunding
Series) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/26	1,720,000	1,769,777
Cook County Community High School
District Number 219, GO
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/24	2,020,000	2,266,622
Illinois,
GO	5.25	7/1/28	6,500,000	7,194,525
Illinois,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	8/1/20	4,900,000	5,674,788

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois,
Sales Tax Revenue	5.00	6/15/18	1,700,000	1,968,362
Illinois Finance Authority,
Revenue (Advocate Health
Care Network)	5.00	6/1/28	9,005,000	10,237,785
Illinois Toll Highway Authority,
Toll Highway Senior Revenue	5.00	1/1/25	5,000,000	5,671,550
Metropolitan Pier and Exposition
Authority, Dedicated State Tax
Revenue (McCormick Place
Expansion Project) (Insured;
National Public Finance
Guarantee Corp.)	5.55	6/15/21	2,500,000	2,763,550
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.00	6/1/18	2,290,000	2,606,455
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.25	6/1/21	3,300,000	3,901,623
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.50	6/1/23	2,750,000	3,230,370
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	2,385,000	2,796,913
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue
(University of Illinois)	5.00	4/1/26	7,595,000	8,775,795
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue
(University of Illinois)	5.00	4/1/32	3,655,000	4,109,353
Indiana—2.1%
Indiana Finance Authority,
Educational Facilities Revenue
(Butler University Project)	5.00	2/1/30	1,400,000	1,512,238
Indiana Finance Authority,
First Lien Wastewater Utility
Revenue (CWA Authority Project)	5.25	10/1/23	2,500,000	2,987,700

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana (continued)
Indianapolis,
Gas Utility Distribution
System Second Lien Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	8/15/23	3,500,000	3,953,810
Indianapolis,
Thermal Energy System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/18	7,700,000	8,825,278
Iowa—.3%
Iowa Finance Authority,
State Revolving Fund Revenue	5.00	8/1/24	2,000,000	2,366,100
Kansas—1.2%
Wyandotte County/Kansas City
Unified Government, Utility
System Revenue (Insured; AMBAC)	5.65	9/1/18	9,130,000	9,705,555
Kentucky—1.5%
Kentucky Municipal Power Agency,
Power System Revenue (Prairie
State Project) (Insured;
National Public Finance
Guarantee Corp.)	5.25	9/1/19	2,000,000	2,225,320
Kentucky Public Transportation
Infrastructure Authority,
Subordinate Toll Revenue, BAN
(Downtown Crossing Project)	5.00	7/1/17	6,250,000	6,988,563
Pikeville,
Hospital Improvement
Revenue (Pikeville Medical
Center, Inc. Project)	6.25	3/1/23	2,195,000	2,571,245
Louisiana—2.6%
Louisiana State University Board
of Supervisors and
Agricultural and Mechanical
College, Auxiliary Revenue	5.00	7/1/25	2,000,000	2,254,160
Tobacco Settlement Financing
Corporation of Louisiana,
Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/27	17,500,000	18,677,925

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Maryland—.4%
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.38	6/1/25	1,500,000	1,625,745
Maryland Health and Higher
Educational Facilities Authority,
Revenue (The Johns
Hopkins Health System
Obligated Group Issue)	5.00	7/1/24	1,155,000	1,361,953
Massachusetts—5.6%
Massachusetts,
Federal Highway Grant
Anticipation Notes
(Accelerated Bridge Program)	5.00	6/15/23	3,250,000	3,949,530
Massachusetts,
GO (Consolidated Loan)	5.00	4/1/24	7,500,000	8,907,225
Massachusetts College Building
Authority, Revenue	5.00	5/1/27	1,800,000	2,128,374
Massachusetts Development Finance
Agency, Revenue (Bentley
University Issue)	5.00	7/1/23	2,550,000	2,823,539
Massachusetts Development Finance
Agency, Revenue (Partners
HealthCare System Issue)	5.00	7/1/25	1,000,000	1,157,890
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	5.50	1/1/22	2,990,000	3,427,856
Massachusetts Educational
Financing Authority,
Education Loan
Revenue (Issue K)	5.00	7/1/22	6,645,000	7,526,592
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	10/15/23	2,500,000	2,989,200
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	8/15/24	5,000,000	6,013,850
Massachusetts School Building
Authority, Senior Dedicated
Sales Tax Revenue	5.00	8/15/28	5,000,000	5,857,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan—2.5%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,635,000	1,680,780
Detroit,
Water Supply System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/22	5,000,000	5,033,700
Detroit,
Water Supply System Senior
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/18	1,750,000	1,768,078
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/19	2,965,000	3,486,366
Michigan,
GO (Environmental Program)	5.00	11/1/19	2,000,000	2,374,180
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/18	2,500,000	2,835,975
Wayne County Airport Authority,
Junior Lien Airport Revenue
(Detroit Metropolitan Wayne
County Airport) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/22	2,500,000	2,741,375
Minnesota—.7%
Minneapolis-Saint Paul
Metropolitan Airports
Commission, Subordinate
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	1/1/25	5,000,000	5,511,300
Missouri—1.0%
Kansas City,
General Improvement
Airport Revenue	5.00	9/1/19	4,000,000	4,646,800

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri (continued)
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	6.00	6/1/20	3,160,000		3,521,946
Nevada—2.1%
Clark County,
Airport System Revenue	5.00	7/1/22	3,300,000		3,737,745
Clark County School District,
Limited Tax GO	5.00	6/15/25	4,950,000		5,513,062
Director of the State of Nevada
Department of Business and
Industry, SWDR (Republic
Services, Inc. Project)	5.63	6/1/18	5,000,000		5,572,450
Las Vegas Valley Water District,
Limited Tax GO (Additionally
Secured by Southern
Nevada Water Authority
Pledged Revenues)	5.00	6/1/25	2,100,000		2,450,091
New Hampshire—.6%
New Hampshire Business Finance
Authority, PCR (The United
Illuminating Company Project)
(Insured; AMBAC)	0.30	10/1/33	5,000,000	[d]	4,550,000
New Jersey—2.0%
Camden County Improvement
Authority, Health Care
Redevelopment Project Revenue
(The Cooper Health System
Obligated Group Issue)	5.25	2/15/20	3,000,000		3,085,020
Casino Reinvestment Development
Authority, Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	6/1/19	5,000,000		5,157,150
New Jersey Higher Education
Student Assistance Authority,
Student Loan Revenue (Insured;
Assured Guaranty Corp.)	5.88	6/1/21	130,000		135,472
Rutgers, The State University,
GO	5.00	5/1/29	6,840,000		7,976,261

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Mexico—1.1%
New Mexico Hospital Equipment
Loan Council, Hospital System
Revenue (Presbyterian
Healthcare Services)	6.00	8/1/23	7,500,000		8,778,075
New York—5.5%
Long Island Power Authority,
Electric System General
Revenue (Insured; National
Public Finance Guarantee Corp.)	2.27	9/1/15	3,000,000	[d]	3,036,870
New York City,
GO	5.00	8/1/20	2,655,000		3,169,592
New York City,
GO	5.00	3/1/25	3,300,000		3,952,146
New York City,
GO	5.00	8/1/25	3,510,000		4,133,622
New York City,
GO	5.00	8/1/28	5,000,000		5,711,650
New York City,
GO (Prerefunded)	5.00	4/1/15	5,000	[e]	5,203
New York City,
GO (Prerefunded)	5.00	4/1/15	10,000	[e]	10,405
New York City,
GO (Prerefunded)	5.00	8/1/16	50,000	[e]	55,104
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/22	4,385,000		4,975,923
New York City Industrial
Development Agency, Senior
Airport Facilities Revenue
(Transportation Infrastructure
Properties, LLC Obligated Group)	5.00	7/1/20	3,035,000		3,387,272
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	5/1/28	4,400,000		5,158,648
New York State Dormitory
Authority, Revenue (New York
University Hospitals Center)	5.25	7/1/24	500,000		537,040
New York State Dormitory
Authority, State Personal Income
Tax Revenue (General Purpose)	5.25	2/15/21	2,500,000		2,960,025

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Dormitory
Authority, State Personal
Income Tax Revenue
(General Purpose)	5.00	2/15/25	3,925,000		4,767,030
Suffolk Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.38	6/1/28	810,000		761,765
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	1/1/19	1,500,000		1,756,155
North Carolina—1.7%
North Carolina,
Capital Improvement Limited
Obligation Bonds	5.00	5/1/30	4,000,000		4,535,200
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Escrowed to Maturity)	5.00	1/1/21	1,200,000		1,428,924
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (The United Methodist
Retirement Homes Project)	5.13	10/1/19	1,250,000		1,280,425
Wake County Industrial Facilities
and Pollution Control Financing
Authority, PCR (Carolina Power
and Light Company Project)
(Insured; AMBAC)	0.14	10/1/22	6,500,000	[d]	6,036,875
Ohio—.4%
Montgomery County,
Revenue (Miami Valley Hospital)	5.75	11/15/22	2,970,000		3,504,511
Pennsylvania—3.9%
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; FGIC)	5.00	1/1/19	3,395,000		3,876,750
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	5.65	12/15/17	485,000		512,189

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Delaware Valley Regional
Finance Authority, Local
Government Revenue	5.75	7/1/17	6,830,000	7,754,167
Erie Higher Education Building
Authority, College Revenue
(Mercyhurst College Project)	5.13	3/15/23	2,045,000	2,201,667
Montgomery County Higher Education
and Health Authority, HR
(Abington Memorial Hospital
Obligated Group)	5.00	6/1/21	6,585,000	7,653,877
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of
Philadelphia Funding Program)	5.00	6/15/17	4,000,000	4,519,800
Pennsylvania Turnpike Commission,
Turnpike Revenue	5.00	12/1/27	1,800,000	2,049,570
Philadelphia Authority for
Industrial Development,
Revenue (Independence
Charter School Project)	5.38	9/15/17	1,405,000	1,476,557
Philadelphia School District,
GO	5.00	9/1/17	1,160,000	1,295,882
South Carolina—.7%
Piedmont Municipal Power Agency,
Electric Revenue	5.00	1/1/20	5,000,000	5,827,800
Texas—4.4%
Austin,
Electric Utility System Revenue	5.00	11/15/23	1,550,000	1,828,736
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	4,000,000	4,000,000
Harris County Metropolitan
Transit Authority, Sales and
Use Tax Revenue	5.00	11/1/27	2,500,000	2,886,625
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/20	2,725,000	3,275,368
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/29	2,500,000	2,890,975

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Love Field Airport Modernization
Corporation, Special Facilities
Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/15	2,840,000		2,995,348
North Texas Tollway Authority,
First Tier System Revenue	6.00	1/1/23	3,000,000		3,440,700
San Antonio,
Municipal Drainage Utility
System Revenue	5.00	2/1/28	5,000,000		5,889,400
San Antonio,
Water System Revenue	5.00	5/15/29	1,355,000		1,525,852
Texas,
GO (College Student Loan Bonds)	5.50	8/1/19	3,500,000		4,226,320
Texas Water Development Board,
State Revolving Fund
Subordinate Lien Revenue	5.00	7/15/23	2,000,000		2,364,800
Virginia—.5%
Virginia College Building
Authority, Educational Facilities
Revenue (21st Century College
and Equipment Programs)	5.00	2/1/22	3,000,000		3,627,060
Washington—4.4%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.00	7/1/21	3,410,000		3,737,087
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.00	7/1/23	735,000		804,516
Energy Northwest,
Electric Revenue
(Columbia Generating
Station) (Prerefunded)	5.00	7/1/16	1,590,000	[e]	1,746,170
Energy Northwest,
Electric Revenue
(Columbia Generating
Station) (Prerefunded)	5.00	7/1/16	4,265,000	[e]	4,683,908
Port of Seattle,
Intermediate Lien Revenue	5.00	2/1/18	2,500,000		2,848,000
Port of Seattle,
Intermediate Lien Revenue	5.00	8/1/28	2,485,000		2,830,067

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington (continued)
Port of Seattle,
Limited Tax GO	5.75	12/1/25	830,000	993,020
Port of Tacoma,
Limited Tax GO (Insured;
Assured Guaranty Municipal Corp.)	5.00	12/1/20	3,025,000	3,448,954
Seattle,
Drainage and Wastewater
Improvement Revenue	5.00	9/1/27	5,025,000	5,836,638
Washington,
GO (Various Purpose)	5.00	2/1/22	2,500,000	2,974,150
Washington,
Motor Vehicle Fuel Tax GO	5.00	2/1/24	4,315,000	5,232,067
West Virginia—.2%
West Virginia University Board of
Governors, University
Improvement Revenue (West
Virginia University Projects)	5.00	10/1/22	1,475,000	1,756,651
Wisconsin—.3%
Wisconsin Health and Educational
Facilities Authority,
Health Facilities Revenue
(UnityPoint Health)	5.00	12/1/28	1,890,000	2,173,991
U.S. Related—1.5%
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/23	1,500,000	1,181,025
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue	5.50	7/1/24	1,750,000	928,778
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue
(Insured; XLCA)	5.25	7/1/20	2,000,000	1,714,640
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/21	8,000,000	7,915,440
Total Long-Term Municipal Investments
(cost $745,370,148)				792,841,591

Short-Term Municipal	Coupon	Maturity	Principal
Investment—.1%	Rate (%)	Date	Amount ($)	Value ($)
Michigan;
University of Michigan Regents,
General Revenue
(cost $500,000)	0.03	6/2/14	500,000 [f]	500,000

Total Investments (cost $745,870,148)			98.8%	793,341,591
Cash and Receivables (Net)			1.2%	9,978,683
Net Assets			100.0%	803,320,274

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At May 31, 2014, this security was valued at $2,063,272 or .3% of net assets.
c Non-income producing—security in default.
d Variable rate security—interest rate subject to periodic change.
e These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
f Variable rate demand note—rate shown is the interest rate in effect at May 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	21.6	Pollution Control	2.0
Education	13.4	Housing	1.3
Utility-Water and Sewer	11.7	County	1.1
Special Tax	9.8	Prerefunded	1.1
Health Care	8.2	Industrial	1.0
Utility-Electric	7.5	Resource Recovery	1.0
City	5.4	Asset-Backed	.3
State/Territory	2.9	Other	8.1
Lease	2.4		98.8

† Based on net assets.

The Fund 25

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	745,870,148	793,341,591
Interest receivable		10,336,424
Receivable for shares of Common Stock subscribed		464,250
Prepaid expenses and other assets		47,656
		804,189,921
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		471,652
Cash overdraft due to Custodian		140,546
Payable for shares of Common Stock redeemed		251,444
Accrued expenses		6,005
		869,647
Net Assets ($)		803,320,274
Composition of Net Assets ($):
Paid-in capital		754,928,976
Accumulated undistributed investment income—net		62,050
Accumulated net realized gain (loss) on investments		857,805
Accumulated net unrealized appreciation
(depreciation) on investments		47,471,443
Net Assets ($)		803,320,274
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		57,558,741
Net Asset Value, offering and redemption price per share ($)		13.96

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS

Year Ended May 31, 2014

Investment Income ($):
Interest Income	30,036,162
Expenses:
Management fee—Note 3(a)	4,961,894
Shareholder servicing costs—Note 3(b)	733,386
Professional fees	101,279
Custodian fees—Note 3(b)	64,971
Directors’ fees and expenses—Note 3(c)	56,366
Registration fees	44,559
Prospectus and shareholders’ reports	28,881
Loan commitment fees—Note 2	8,019
Miscellaneous	63,357
Total Expenses	6,062,712
Less—reduction in fees due to earnings credits—Note 3(b)	(777)
Net Expenses	6,061,935
Investment Income—Net	23,974,227
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,239,311
Net unrealized appreciation (depreciation) on investments	(8,872,526)
Net Realized and Unrealized Gain (Loss) on Investments	(4,633,215)
Net Increase in Net Assets Resulting from Operations	19,341,012

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,
	2014	2013
Operations ($):
Investment income—net	23,974,227	25,579,148
Net realized gain (loss) on investments	4,239,311	8,442,447
Net unrealized appreciation
(depreciation) on investments	(8,872,526)	(11,906,619)
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,341,012	22,114,976
Dividends to Shareholders from ($):
Investment income—net	(23,631,959)	(25,311,916)
Net realized gain on investments	(9,202,475)	(4,586,403)
Total Dividends	(32,834,434)	(29,895,319)
Capital Stock Transactions ($):
Net proceeds from shares sold	35,518,818	117,453,239
Dividends reinvested	26,371,198	23,374,566
Cost of shares redeemed	(198,836,543)	(124,816,462)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(136,946,527)	16,011,343
Total Increase (Decrease) in Net Assets	(150,439,949)	8,231,000
Net Assets ($):
Beginning of Period	953,760,223	945,529,223
End of Period	803,320,274	953,760,223
Undistributed investment income—net	62,050	—
Capital Share Transactions (Shares):
Shares sold	2,595,906	8,226,551
Shares issued for dividends reinvested	1,937,805	1,635,697
Shares redeemed	(14,561,136)	(8,741,511)
Net Increase (Decrease) in Shares Outstanding	(10,027,425)	1,120,737

See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,
	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	14.11	14.23	13.53	13.52	13.06
Investment Operations:
Investment income—net[a]	.40	.38	.44	.48	.49
Net realized and unrealized
gain (loss) on investments	(.00)[b]	(.05)	.70	.00 [b]	.45
Total from Investment Operations	.40	.33	1.14	.48	.94
Distributions:
Dividends from investment income—net	(.39)	(.38)	(.44)	(.47)	(.48)
Dividends from net realized
gain on investments	(.16)	(.07)	—	—	—
Total Distributions	(.55)	(.45)	(.44)	(.47)	(.48)
Net asset value, end of period	13.96	14.11	14.23	13.53	13.52
Total Return (%)	2.99	2.28	8.53	3.65	7.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.73	.73	.76	.75	.75
Ratio of net expenses
to average net assets	.73	.73	.76	.75	.75
Ratio of net investment income
to average net assets	2.90	2.65	3.17	3.53	3.68
Portfolio Turnover Rate	22.74	20.26	15.11	21.46	13.22
Net Assets, end of period ($ x 1,000)	803,320	953,760	945,529	858,152	862,443

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as deter-

mined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	792,441,411	900,180	793,341,591

† See Statement of Investments for additional detailed categorizations.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 5/31/2013	899,520
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	660
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 5/31/2014	900,180
The amount of total gains (losses) for the period
included in earnings attributable to the change
in unrealized gains (losses) relating to
investments still held at 5/31/2014	660

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $703,810 and unrealized appreciation $48,658,952. In addition, the fund had $329,704 of capital losses realized after October 31, 2013, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2014 and May 31, 2013 were as follows: tax-exempt income $23,547,971 and $25,311,916, ordinary income $447,267 and $781,667, and long-term capital gains $8,839,196 and $3,801,736, respectively.

During the period ended May 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $280,218, increased accumulated net realized gain (loss) on investments by $178,384 and

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

increased paid-in capital by $101,834. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2014, the fund was charged $404,593 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2014, the fund was charged $218,682 for transfer agency services and $10,058 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $777.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2014, the fund was charged $64,971 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended May 31, 2014, the fund was charged $6,026 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended May 31, 2014, the fund was charged $9,157 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $408,094, custodian fees $21,868, Chief Compliance Officer fees $1,472 and transfer agency fees $40,218.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2014, amounted to $186,903,582 and $326,234,814, respectively.

At May 31, 2014, the cost of investments for federal income tax purposes was $744,682,639; accordingly, accumulated net unrealized appreciation on investments was $48,658,952, consisting of $52,970,863 gross unrealized appreciation and $4,311,911 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus Intermediate Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Intermediate Municipal Bond Fund, Inc., including the statement of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Municipal Bond Fund, Inc. at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 25, 2014

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended May 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $83,988 that is being reported as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV, which will be mailed in early 2015. Also, the fund hereby reports $.0061 per share as a short-term capital gain distribution and $.1508 per share as a long-term capital gain distribution paid on December 19, 2013.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70) Chairman of the Board (1995)

Principal Occupation During Past 5Years:

• Corporate Director and Trustee

Other Public Company Board Memberships During Past 5Years:

  CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)

No. of Portfolios for which Board Member Serves: 146

———————

William Hodding Carter III (79) Board Member (1988)

Principal Occupation During Past 5Years:

• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Joni Evans (72)
Board Member (2006)

Principal Occupation During Past 5Years:

  Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)

  Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 24

———————

Ehud Houminer (73)
Board Member (1994)

Principal Occupation During Past 5Years:

• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)

Other Public Company Board Membership During Past 5Years:

• Avnet Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 66

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Richard C. Leone (74)
Board Member (1980)

Principal Occupation During Past 5Years:

  Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

  President—The Century Foundation (1989-2011)

No. of Portfolios for which Board Member Serves: 24

———————

Hans C. Mautner (76)
Board Member (1980)

Principal Occupation During Past 5Years:

  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)

  Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999-2010)

No. of Portfolios for which Board Member Serves: 24

———————

Robin A. Melvin (50)
Board Member (1995)

Principal Occupation During Past 5Years:

  Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)

  Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga- nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 113

———————

Burton N. Wallack (63)
Board Member (2006)

Principal Occupation During Past 5Years:

  President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 24

———————

John E. Zuccotti (76)
Board Member (1980)

Principal Occupation During Past 5Years:

  Chairman of Brookfield Properties, Inc. (1996-present)

  Senior Counsel of Weil, Gotshal & Manges, LLP (1997-present)

Other Public Company Board Membership During Past 5Years:

• Wellpoint, Inc., a health benefits company, Director (2005-2010)

No. of Portfolios for which Board Member Serves: 24

INTERESTED BOARD MEMBER

Gordon J. Davis (72)
Board Member (2006)

Principal Occupation During Past 5Years:

  Partner in the law firm of Venable LLP (2012-present)

  Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5Years:

  Consolidated Edison, Inc., a utility company, Director (1997-present)

  The Phoenix Companies, Inc., a life insurance company, Director (2000-present)

No. of Portfolios for which Board Member Serves: 59

Gordon J. Davis is deemed to be an “interested person” (as defined in the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

The Fund 43

OFFICERS OF THE FUND (Unaudited)

The Fund 45

For More Information

Ticker Symbol: DITEX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at
http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2014 MBSC Securities Corporation

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,149 in 2013 and $32,792 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000 in 2013 and $6,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,040 in 2013 and $4,249 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2013 and $2,315 in 2014. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $49,714,645 in 2013 and $40,974,357 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

            Date:July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

            Date:    July 21, 2014

By:       /s/ James Windels

            James Windels,

            Treasurer

            Date:July 21, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)